UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2025

LuxUrban Hotels Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 W 35th Street, New York, NY 10001	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 723-7368

212 Biscayne Blvd, Suite 253, Miami, Florida 33137

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	LUXH	OTC
13.00% Series A Cumulative Redeemable Preferred Stock, $0.00001 par value per share	LUXHP	OTC

Item 4.01	Change in Registrant’s Certifying Accountant.

On May 29, 2025, LuxUrban Hotels Inc. (the “Company”) dismissed Grassi & Co., CPAs, P.C. (“Grassi”) as the Company’s independent registered public accounting firm. During the engagement period from September 15, 2021, to May 29, 2025, There were no disagreements between the Company and Grassi on any matter of accounting principles or practices, “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Grassi, would have caused Grassi to make reference to the matter in a report on the Company’s financial statements. The decision to replace Grassi was approved by the Board of Directors of the Company.

The audit reports of Grassi on the financial statements for the Company for the years ended December 31, 2023, and 2022 did not contain an averse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Grassi’s reports for such years included an explanatory paragraph indicating that there was a substantial doubt about the Company’s ability to continue as a going concern.

The company provided Grassi with a copy of the foregoing disclosures and requested it to furnish the Company with a latter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in the foregoing disclosures. A copy of the letter has been filed as Exhibit 16.1 to this report.

Effective May 30, 2025, the Company appointed Bush & Associates CPA (“Bush & Associates”) as the independent registered public accounting firm to audit the consolidated financial statements of the Company, and the related consolidated statements of operations, changes in stockholders’ deficit, and cash flows of the Company and the related notes to consolidated financial statements.

Item 9.01	Financial Statements and Exhibits

Exhibit Index

Exhibit No.	Description
16.1	Letter from Grassi & Co., CPAs, P.C. dated May 30, 2025 to the SEC regarding statements in this Form 8-K
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2025	LUXURBAN HOTELS INC.

	By:	/s/ Michael James
		Name:	Michael James
		Title:	Chief Financial Officer

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